UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 18, 2026

KEYSIGHT TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36334	46-4254555
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1400 Fountaingrove Parkway		95403
Santa Rosa	CA
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (800) 829-4444

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name on each exchange on which registered
Common Stock, par value $0.01 per share	KEYS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.              Results of Operations and Financial Condition.

The information in this Item 2.02 of Form 8-K and Exhibit 99.1 attached hereto is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

On August 18, 2026, Keysight Technologies, Inc. (the “Company”) issued its press release announcing financial results for the third fiscal quarter ended July 31, 2026. A copy of this press release is attached hereto as Exhibit 99.1.

We provide non-GAAP financial information in order to provide meaningful supplemental information regarding our operational performance and to enhance our investors’ overall understanding of our core current financial performance and our prospects for the future. We believe that our investors benefit from seeing our results “through the eyes” of management in addition to the GAAP presentation. Management assesses segment and enterprise performance using measures such as those that are disclosed in this release. This information is used to facilitate management’s internal comparisons to the Company’s historical operating results, comparisons to competitors’ operating results and guidance provided to investors. Non-GAAP information allows for greater transparency to supplemental information used by management in its financial and operations decision making. We believe that the inclusion of comparative numbers provides consistency in our financial reporting.

This information is not in accordance with, or an alternative for, generally accepted accounting principles in the United States. It excludes items, such as amortization of acquisition-related balances, share-based compensation, acquisition and integration costs, gains/losses on investments, restructuring and others, including any one-time adjustments that may have a material effect on the Company’s expenses and income from operations calculated in accordance with GAAP. Management monitors these items to ensure that expenses are in line with expectations and that our GAAP results are correctly stated but does not use them to measure the ongoing operating performance of the Company. The non-GAAP information we provide may be different from the non-GAAP information provided by other companies.

Additional explanation of non-GAAP information is provided in Exhibit 99.1.

Item 9.01.              Financial Statements and Exhibits.

(d) Exhibits

The following is furnished as an exhibit to this report and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended:

Exhibit No.	Description
99.1	Press release announcing financial results for the third fiscal quarter ended July 31, 2026
104	Cover Page Interactive Data File, formatted in Inline XBRL and included as Exhibit 101

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEYSIGHT TECHNOLOGIES, INC.

	By:	/s/ Jeffrey K. Li
	Name:	Jeffrey K. Li
	Title:	Senior Vice President, General Counsel and Secretary

Date: August 18, 2026

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